SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 1999
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                                 DAG MEDIA, INC.
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             (Exact name of Registrant as specified in its charter)

         NEW YORK                    000-25991                   11-3474831
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(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)

              125-10 Queens Boulevard, Kew Gardens, New York 11415
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               (Address of principal executive office) (Zip Code)

                                 (718) 261-2799
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              Registrant's telephone number, including area code:

                                      N/A
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          (Former name or former address, if changed since last report)

Item 5: Other Events.

      On August 6, 1999 the Registrant issued a press release announcing that its Board of Directors has approved a stock repurchase program of up to 150,000 Common Shares of the Company over a twelve month period.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits.

      Exhibits:

      A. Press release, date August 6, 1999, announcing stock repurchase program.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DAG MEDIA, INC.


Date: August 9, 1999              By: /s/ Assaf Ran
                                      -----------------------------------------
                                          Assaf Ran,
                                          President and Chief Executive Officer


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